Exhibit 99.1

 DYNARESOURCE, INC.

FOR IMMEDIATE RELEASE

DynaResource Appoints Mr. Chad Mooney as

“Executive Vice President–Capital Markets”

Irving, Texas (September 19, 2013) OTCQB: DYNR – DynaResource, Inc. (“DynaUSA”, and “the Company”,) is pleased to announce the appointment of Mr. Chad Mooney to the position of Executive Vice President–Capital Markets, effective immediately. Mr. Mooney has over 35 year’s highly productive history on Wall Street, and brings with him an extraordinary record of achievement in financial management and public and private capital markets. Mr. Mooney previously built a top 10 business at Smith Barney, where he was the largest equity syndicate producer, as well as having the largest listed equity trading business. Mr. Mooney chaired the Director’s Advisory Group at Smith Barney, representing all financial advisors at Smith Barney, and he reported directly to his mentor, Mr. Jamie Dimon, the current Chairman and CEO of financial giant, JP Morgan Chase & Co. From 1990 to 2004, Mr. Mooney served as Director of Investments for Smith Barney, and personally oversaw and advised $ 3.5 B. in client assets. In 2000, after playing a key role in building the largest water company in the world (U.S. Filter, a NYSE Listed Company) Mr. Mooney coordinated the sale of U.S. Filter to Vivendi, for $ 8.1 B Cash. Joining DynaUSA, Mr. Mooney is expected to work directly with Company Chairman-CEO Mr. K.D. Diepholz, and will manage the Company’s interface with public and private capital, capital markets, Investment Banks and Investors.

Mr. K.D. Diepholz said: “I would like to express my respect and congratulations to Mr. Mooney for his outstanding achievements and success in business. And, I am grateful for the confidence and support shown by Mr. Mooney to DynaUSA and its current management team. Chad brings to the Company a wealth of experience and top of the world successes and he conducts himself with the highest standards for ethical and professional practice. With the addition of Mr. Mooney to DynaUSA’s management team, the Company now has key positions managed by first class, professional, successful executives. DynaUSA is now in position to finance and develop the San Jose de Gracia high grade gold project in Sinaloa, Mexico, through its 100% owned operating subsidiary in Mexico, Mineras de DynaResource, S.A. de C.V. I look forward with excitement and dedication to working with Chad on a daily basis, and I’m anxious to share the benefits of our developing enterprise with Chad, Company management and shareholders.”

Mr. Mooney said: “I am very attracted to the unique combination of opportunities presented by DynaResource, Inc., including: (1) a tremendous management team of impeccable standards including the highest standard for ethical practice; (2) a first class Chairman-CEO in K.D. Diepholz; (3) a world class asset (the high grade gold property in Mexico, San Jose de Gracia (“SJG”), which is 100% owned by DynaResource de México, S.A. de C.V.; DynaUSA owns 80% of DynaResource de México); (4), an asset (SJG) which is currently heavily discounted in the marketplace; (5) a short term projection to positive cash flow; (6) the potential for substantial cash flow in the near future; (7) a significant potential for expansion of resources and increased production and cash flows; (8) an overall substantial potential for build out of asset (SJG); and, (9) a substantial potential for realizing a sizeable increase in market value.

Overall, there are a number of macro factors presented by DynaUSA which are highly favorable, with the potential to realize exponential benefits. I see a potential investment return within DynaUSA that is exceptional. I look forward to working directly with K.D. and interfacing with capital and markets, with the expectation of realizing a sizeable potential value for DynaUSA and its shareholders.”

DynaUSA - DynaMéxico

DynaUSA (the “Company”) is a Resource Investment and Management Company based in Irving, Texas, with a current focus on the San Jose de Gracia Project in Sinaloa Mexico (“SJG”), targeting growth in the defining and future production of predominately gold resources. The Company formed DynaResource de Mexico S.A. de C.V. (“DynaMéxico”) in March 2000 specifically for the purpose of acquiring and consolidating the SJG District; and it completed the consolidation of the entire SJG District to DynaMéxico in 2003 (approx. 15 sq. km. at that time), with the exception of the San Miguel Mining Concession (7 Hectares, for which DynaMéxico is proceeding towards accomplishing the transfer of title to DynaMéxico, under previously signed sale and purchase agreements). During the period 2003-2006, DynaMéxico conducted Pilot Production operations at the San Pablo area of SJG, reporting production results of: 18,250 Oz. Gold sold; 42,000 tons mill feed; average feed grades of 15-20 g/t Gold; and, average production costs of less than $175./Oz. Gold.

DynaResource Management Team

In a prior news release dated My 15, 2013, the Company announced: (1) the promotion of Dr. Jose Vargas Lugo to the position of President of México Operations; and, (2) the appointment of Mr. Keith W. Brogoitti to the position of Vice-President of México Operations. (See DynaUSA news release dated May 15, 2013).

Exclusive Operating Entity at San Jose de Gracia – Mineras is Operator

Under the provisions of Operating Agreements between Mineras de DynaResource S.A de C. V. (“Mineras”) and DynaMéxico, including the Exploitation Amendment Agreement dated May 15, 2013 (“EAA”); Mineras is named the exclusive operating entity at the SJG Property. Under the provisions of the EAA, Mineras is granted the rights to finance, operate, maintain, explore and exploit the SJG Property. (See DynaUSA news release dated June 21, 2013.) DynaUSA owns 100% of Mineras.

Current Ownership of DynaMéxico – DynaUSA owns 80%

At a DynaMéxico shareholder meeting, held on the second call for shareholder’s meeting on May 17, 2013 in Mazatlan, Sinaloa, Mexico, the attending shareholders unanimously approved the issuance of 300 Series B Shares of Variable Capital of DynaMéxico to DynaUSA in exchange for the settlement of accounts payable by DynaMéxico to DynaUSA in the amount of $31,090,710 Mexican Pesos (approximately $ 2.4 M. USD). After the issuance and receipt of the 300 Series B Shares, DynaUSA holds 80% of the total outstanding Capital of DynaMéxico. (See DynaUSA news release dated June 24, 2013.)

Operator Mineras Accounts Receivable from DynaMéxico

As of September 17, 2013; Operator Mineras reports a current accounts receivable from DynaMéxico of $1,150,000 USD.

DynaMéxico Permission to Operate Pilot Mill Facility at SJG (Permit Issued by the Federal Environmental Authority in Mexico-SEMARNAT)

On June 17, 2013 DynaMéxico received from the Secretaria de Medio Ambiente Y Recursos Naturales, the Federal Environmental Authority in Mexico (“SEMARNAT”), the approval and permission which allows for the rehabilitation and operation of the pilot mill facility at SJG (“the Semarnat-SJG Mill Permit”, and, the “Semarnat Permit”). Under the terms of the Semarnat-SJG Mill Permit, DynaMéxico will be responsible to maintain the SJG pilot mill facility, and including the adjacent tailings pond area, in compliance with the regulations described in la Norma Oficial Mexicana (“NOM-141-SEMARNAT-2003). (See DynaUSA news release dated June 28, 2013.)

DynaMéxico – President Holding General Powers of Attorney

The Chairman-CEO of DynaUSA, who also serves as the President of DynaMéxico, holds broad powers of attorney (“POA’s”) for DynaMéxico which were granted and ratified by the shareholders of DynaMéxico in several written acts of the shareholders.

San Jose de Gracia (“SJG”)

The San Jose de Gracia District, covering 69,121 Hectares, is 100% owned by DynaResource de México, S.A. de C.V. (“DynaMéxico”). DynaResource, Inc. (“DynaUSA”) currently holds 80% of the outstanding shares of DynaMéxico.

In excess of one million ounces gold was reportedly produced from the SJG District in the early 1900’s, originating from high grade gold veins, including approximately 470,000 Oz. gold reportedly produced from the La Purisima area of SJG at an average gold grade of 66.7 g/t. In June 2010, the SJG Project was recognized by the State of Sinaloa as the most significant Gold Project in the State for the year 2010.

Current NI 43-101 Technical Report for DynaMexico - SJG

DynaResource, Inc. received from DynaMéxico on March 28, 2012 a National Instrument 43-101 (“NI 43-101”) compliant Technical Report for the San Jose de Gracia Project (the “2012 DynaMéxico Luna-CAM SJG Technical Report”, the “Technical Report”), and approved by DynaMéxico, the 100% owner of SJG. The 2012 DynaMexico Luna-CAM SJG Technical Report was prepared by Mr. Ramon Luna, BS, P.Geo., of Servicios y Proyectos Mineros, Hermosillo, México and a Qualified Person as defined under NI 43-101; and by Mr. Robert Sandefur, BS, MSc, P.E., a senior reserve analyst for Chlumsky, Armbrust & Meyer LLC, Lakewood, CO., and a Qualified Person as defined under NI 43-101. The 2012 DynaMexico Luna-CAM SJG Technical Report includes as Section Fourteen (14) a Mineral Resource Estimate for SJG as prepared by Mr. Sandefur (the “2012 DynaMexico-CAM SJG 43-101 Mineral Resource Estimate”, and, the “Mineral Resource Estimate”). The Company filed the Technical Report on SEDAR (www.sedar.com) on March 28, 2012.

The Company received from DynaMéxico on December 31, 2012, an updated NI 43-101 compliant (“NI 43-101”) Technical Report for the San Jose de Gracia Project (the “Updated 2012 DynaMéxico Luna-CAM SJG Technical Report, and the “Updated Technical Report”). The Updated Technical Report was approved by DynaMéxico, and filed by the Company with SEDAR on December 31, 2012. (See DynaUSA news release dated January 10, 2013.)

Current NI 43-101 Mineral Resource Estimate for SJG

The 2012 DynaMéxico-CAM SJG Mineral Resource Estimate concentrates on four separate main vein systems at SJG: Tres Amigos, San Pablo, La Union, and La Purisima. The Mineral Resource Estimate includes Indicated Resources at: (1) Tres Amigos of 893,000 tonnes with an average grade of 4.46 g/t, totaling 128,000 Oz. Au; and (2) San Pablo of 1,308,000 tonnes with an average grade of 6.52 g/t, totaling 274,000 Oz. Au. The Mineral Resource Estimate also includes an Inferred Resource of 3,953,000 tonnes in aggregate for the four main vein systems, with an average grade of 5.83 g/t, totaling 741,000 Oz. Au. The Effective Date of the 2012 DynaMéxico Luna-CAM SJG Technical Reports and including the 2012 DynaMéxico-CAM SJG 43-101 Mineral Resource Estimate is February 6, 2012. The Mineral Resource Estimate is reported using a 2.0 g/t cut off grade for underground mining. As of the Effective Date of the Technical Reports and Mineral Resource Estimate, there is no economic assessment report completed for SJG so the precise cutoff grade for underground mining has not yet been determined.

On behalf of the Board of Directors of DynaUSA,

K.D. DIEPHOLZ; DynaResource, Inc; Chairman and CEO

For further information on DynaUSA, DynaMéxico, and Mineras please visit www.dynaresource.com or contact:

Brad J. Saulter, DynaUSA V.P. – Investor Relations
Telephone: 972-868-9066 K.D. Diepholz, DynaUSA - Chairman / CEO DynaResource de Mexico S.A. de C.V. - Presidente US. Telephone: 972-868-9066

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an “OTC Reporting Issuer” as that term is defined in BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC and not subject to Canadian securities legislation. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, “inferred mineral resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, although they may form, in certain circumstances, the basis of a “preliminary economic assessment” as that term is defined in National Instrument 43-101, Standards of Disclosure for Mineral Projects. U.S. investors are cautioned not to assume that part or all of an inferred mineral resource exists, or is economically or legally mineable.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This News release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Certain information contained in this news release, including any information relating to future financial or operating performance may be deemed “forward-looking”. All statements in this news release, other than statements of historical fact, that address events or developments that DynaResource expects to occur, are “forward-looking information”. These statements relate to future events or future performance and reflect the Company’s expectations regarding the future growth, results of operations, business prospects and opportunities of DynaResource. These forward-looking statements reflect the Company’s current internal projections, expectations or beliefs and are based on information currently available to DynaResource. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding the Company’s plans at the San Jose de Gracia property. Many of these assumptions are based on factors and events that are not within the control of DynaResource and there is no assurance they will prove to be correct. Such factors include, without limitation: capital requirements, fluctuations in the international currency markets and in the rates of exchange of the currencies of the United States and Mexico; price volatility in the spot and forward markets for commodities; discrepancies between actual and estimated production, between actual and estimated reserves and resources and between actual and estimated metallurgical recoveries; changes in national and local governments in any country which DynaResource currently or may in the future carry on business; taxation; controls; regulations and political or economic developments in the countries in which DynaResource does or may carry on business; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses and permits, diminishing quantities or grades of reserves; competition; loss of key employees; additional funding requirements; actual results of current exploration or reclamation activities; changes in project parameters as plans continue to be refined; accidents; labor disputes; defective title to mineral claims or property or contests over claims to mineral properties. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion losses (and the risk of inadequate insurance or inability to obtain insurance, to cover these risks) as well as those risks referenced in the Annual Report for DynaResource available at www.sec.gov. Forward-looking information is not a guarantee of future performance and actual results and future events could differ materially from those discussed in the forward-looking information. All of the forward-looking information contained in this news release is qualified by these cautionary statements. Although DynaResource believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. DynaResource expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise.